                                                              Exhibit 10.2


                           FIRST AMENDMENT AND WAIVER
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT AND WAIVER dated as of May 1, 1996 is (but effective as of April 1, 1996) entered into by and among NOVA Information Systems, Inc., a Georgia corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America National Trust and Savings Association, as agent for the Lenders (herein, in such capacity, the "Agent").

                               W I T N E S E T H:
                               -----------------

          WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Credit Agreement dated as of December 8, 1994 as amended and restated as of January 31, 1996 (herein called the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Credit Agreement be amended;

          WHEREAS, subject to the terms and conditions set forth herein, the Agent and the Lenders are willing to so amend the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:

          SECTION 1.  AMENDMENT.
                      ---------

          In reliance on the Borrower's warranties set forth in Section 3 below,
                                                                ---------
as of the date hereof the Credit Agreement is hereby amended as follows:

          (a) The definition of "Acquisition Adjustment" set forth in Section 1 of the Credit Agreement is amended by adding the following proviso at the
                                                                -------
     end of such definition:

          "; provided, that no such adjustments may be utilized for more than
             --------
          eighteen (18) months following consummation of the related acquisition."

         (b) The definition of "Fiscal Year" or "FY" set forth in Section 1 of the Credit Agreement is amended to read in its entirety as follows:

            ""Fiscal Year" or "FY" shall mean any period of twelve consecutive calendar months ending on December 31st; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1996 Fiscal Year") refer to the Fiscal Year ending on the December 31st occurring during such calendar year."

          (c) The first sentence of Section 3.2 of the Credit Agreement is amended to read in its entirety as follows:

          "The Borrower shall give an irrevocable notice (herein called a "Borrowing Request") to the Agent of each proposed Borrowing by 10:00 A.M., San Francisco time, in the case of a Base Rate Borrowing, on the proposed date of such Borrowing, and, in the case of a Eurodollar Borrowing, on a day which is at least three Business Days prior to the proposed date of such Borrowing."

          (d) Clause (a) set forth in the proviso to Section 6.2 of the Credit
                                          -------
     Agreement is amended to read in its entirety as follows:

          "(a) in the case of Eurodollar Loans, the Borrower shall give the Agent (which shall promptly advise each Lender) not less than three Business Days' prior notice thereof, specifying the Loans to be prepaid, and the date and amount of prepayment,"

          (e) Section 10.1.4 of the Credit Agreement is amended by deleting the phrase "(including any Fiscal Quarter which is also the end of a Fiscal
     Year)" and in its place substituting the following:

          "(excluding any Fiscal Quarter which is also the end of a Fiscal
          Year)"

          (f) With respect to Sections 12.1 through 12.7, inclusive, all references to "February 29, 1996" are amended to read "March 31, 1996," and all references to "May 31, 1996" are amended to read "June 30, 1996."

          (g) Section 12.5 of the Credit Agreement is amended to read in its entirety as follows:

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     SECTION 12.5  Capital Expenditures.  Not permit Consolidated Capital
                   --------------------
Expenditures to exceed in any Fiscal Year set forth below the applicable maximum amount set forth below opposite such Fiscal Year, as follows:

          Fiscal Year
            Ending                       Maximum Consolidated
          December 31                    Capital Expenditures
          -----------                    --------------------
            1996                             $6,000,000
            1997                             $7,000,000
            1998 and thereafter              $7,500,000

     provided, that to the extent that Consolidated Capital Expenditures in any
     --------
     such Fiscal Year are less than the applicable maximum amount set forth above, the maximum amount set forth above for any subsequent Fiscal Year may be increased by the amount of such cumulative shortfall up to $500,000.

          SECTION 2.  WAIVER.
                      ------

          In reliance on the Borrower's warranties set forth in Section 3 below,
                                                                ---------
as of the date hereof the Lenders and the Agent waive the occurrence of any Default or Event of Default which has resulted from the Borrower's failure (a) to comply as of December 31, 1995 with the provisions of Section 12.6 of the Credit Agreement and (b) to deliver a Compliance Certificate with respect to the fiscal period ending December 31, 1995.

          SECTION 3.  WARRANTIES.
                      ----------

          To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in Section 9 of the Credit Agreement are materially true and correct with the same effect as though made on the date hereof;

          (b) After giving effect hereto, no Default or Event of Default has occurred and is continuing; and

          (c) No Material Litigation exists except as disclosed on Schedule 9.8 to the Credit Agreement, and since the Effective Date no Material Litigation Development has occurred with respect to any Litigation so disclosed on such schedule.

          SECTION 4.  GENERAL.
                      -------

          (a) Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          (b) The terms and provisions of this Amendment shall become effective upon receipt by the Agent of counterpart signature pages duly executed by the Borrower and the Required Lenders.

          (c) As hereby amended or modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (d) After the date hereof, all references in the Credit Agreement and the Loan Documents to "Credit Agreement," "Agreement," "hereof" or the like shall refer to the Credit Agreement as hereby amended or modified.

          (e) This Amendment shall be binding upon the Borrower, the Agent and the Lenders and shall inure to the benefit of the Borrower, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

          (f) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Delivered at Chicago, Illinois, as of the date and year first above written.

                              NOVA INFORMATION SYSTEMS, INC.


                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as agent



                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------


                              BANK OF AMERICA ILLINOIS, as lender



                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------


                              CREDITANSTALT CORPORATE FINANCE



                              By:
                                 --------------------------------

                                 Title:
                                       --------------------------

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